Filed under Rule 497(k)

Registration No. 333-08653

Seasons Series Trust

SA Multi-Managed Large Cap Growth Portfolio

(the “Portfolio”)

Supplement dated April 3, 2018 to the Summary Prospectus

dated July 28, 2017, as supplemented and amended to date

Timothy M. Leahy, CFA, Managing Director and Co-Lead Portfolio Manager with Goldman Sachs Asset Management, L.P. (“GSAM”), no longer serves as a portfolio manager for the Portfolio. Accordingly, the Prospectus is amended as follows:

The information with respect to GSAM in the portfolio manager table under the section entitled “Portfolio Summary: SA Multi-Managed Large Cap Growth Portfolio – Investment Adviser” is hereby deleted and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Steven M. Barry Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity	1999
Stephen E. Becker, CFA Managing Director	2013

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.